EXHIBIT 32.1


         WRITTEN STATEMENT OF THE CEO PURSUANT TO 18 U.S.C. SECTION 1350


     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Insynq, Inc. (the "Company") on Form 10-QSB for the period ending August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. Gorst, Chief Executive Officer of the Company, certify, solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

      (1) The Report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of August 31, 2005 and for the periods then ended

                                            /s/ John P. Gorst
                                            -----------------------
                                            John P. Gorst
                                            Chief Executive Officer